SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
______________________

Date of Report (Date of earliest event reported)
June 16, 2004

eCollege.com
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28393 (Commission File Number)	84-1351729 (I.R.S. Employer Identification No.)

4900 South Monaco Street
Denver, Colorado 80237
(Address of principal executive offices)

(303) 873-7400
Registrant's telephone number, including area code

N/A
Former Name or Former Address, if Changed Since Last Report

ITEM 5       OTHER EVENTS AND REGULATION FD DISCLOSURE.

b).    Departure of Principal Officers

On June 16, 2004 eCollege.com announced that Ward Huseth will resign as the company's chief accounting officer in order to accept a new opportunity with a privately held company.  Mr. Huseth's responsibilities have been transitioned to and will be performed by other employees.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eCollege.com

Date: June 16, 2004	By:	/s/ Reid E. Simpson

Chief Financial Officer